Impax Funds Series Trust I

Impax Global Infrastructure ETF

Supplement Dated April 20, 2026

to the Prospectus and Statement of Additional Information dated January 6, 2026

Effective May 1, 2026, the name of Impax Global Infrastructure ETF will change to Impax Global Sustainable Infrastructure ETF. Accordingly, each reference in the Prospectus and Statement of Additional Information to Impax Global Infrastructure ETF is hereby replaced with Impax Global Sustainable Infrastructure ETF.